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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 16, 1999



                           BELL ATLANTIC CORPORATION
            (Exact name of registrant as specified in its charter)



Delaware                         1-8606                      23-2259884
(State or other jurisdiction     (Commission File Number)    (I.R.S. employer
of incorporation)                                            identification no.)

1095 Avenue of the Americas
New York, New York                                  10036
(Address of principal executive offices)            (Zip Code)


     Registrant's telephone number, including area code:    (212) 395-2121

                                Not applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Events
         ------------

On November 16, 1999, following an investment conference, Ivan Seidenberg, Chairman and Chief Executive Officer of Bell Atlantic, responded to media inquiries about speculation in the press that Bell Atlantic might become involved in an investment in Mannesmann AG: "At the valuations being reported, we're not interested -- it doesn't fit our investment criteria."
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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            BELL ATLANTIC CORPORATION


                            By: /s/ Doreen A. Toben
                               ----------------------
                               Doreen A. Toben
                               Vice President - Controller

Date:  November 16, 1999